UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2009

American Medical Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19195	38-2905258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5655 Bear Lane
Corpus Christi, TX 78405
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (361) 289-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Change in Director

Judd D. Hoffman, the former Chief Executive Officer and President of American Medical Technologies, Inc. (the “Company”), has resigned from the Board of Directors effective on March 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL TECHNOLOGIES, INC.

March 11, 2009	By:	/s/ Jeffrey Goodman
Jeffrey Goodman
Chief Executive Officer